UPDATING SUMMARY PROSPECTUS FOR EXISTING INVESTORS May 1, 2026 Great-West Capital ChoiceTM Select	Issued by Empower Annuity Insurance Company of America P.O. Box 1854 Birmingham, Alabama 35201-1854 Telephone: 1-877-723-8723

This Updating Summary Prospectus summarizes key features of the Great-West Capital ChoiceTM Select individual single premium deferred registered index-linked annuity contract (the "Contract"). You should read this Updating Summary Prospectus carefully, particularly the section titled Important Information You Should Consider About the Contract.

The prospectus for the Contract contains more information about the Contract, including its features, benefits, and risks. You can find the prospectus and other information about the Contract online at www.protective.com/productprospectus. You can also obtain this information at no cost by calling 1-800-838-0650 or by sending an email request to prospectus@protective.com.

The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purposes, is not a short-term investment, and is not appropriate for an investor who needs ready access to cash. The Contract is a complex investment and involves risks, including potential loss of principal.

If there is poor performance, the maximum amount of percentage loss you could lose is 0% to 10% of your investment in an index option with a Floor during a Term, taking into account the Floor protection, and you could lose 90% of your investment in an index option with a Buffer during a Term, taking into account the Buffer protection.

We limit the amount an investor can earn on a particular Strategy through a Cap. The Cap's lowest limit on positive Index Performance that may be established is 1.5%. We will never offer a Strategy with a Cap below 1.5%.

If you take a withdrawal or surrender the Contract, we will apply a Market Value Adjustment (MVA) and, if applicable, a Withdrawal Charge, Premium Taxes, and tax penalties, which may reduce the amount you receive and could result in loss of principal and previously credited interest. Because of the MVA, we may increase or decrease the amount of proceeds payable to you from withdrawals from the Strategies. The MVA applies to the amount withdrawn or surrendered in excess of the Free Annual Withdrawal Amount. Application of the MVA to a withdrawal or a surrender that exceeds the Free Annual Withdrawal Amount could reduce the Contract Value to less than the amount protected by any applicable Buffer(s) or Floor(s).

During the first six (6) years after we issue the Contract, amounts withdrawn or surrendered from the Contract in excess of the Free Annual Withdrawal Amount are subject to a Withdrawal Charge and any applicable Premium Tax, in addition to the MVA. The Withdrawal Charge starts as 7% of the amount withdrawn or surrendered (adjusted for the MVA) in excess of the Free Annual Withdrawal Amount and that percentage decreases each year to zero in the seventh year after we issue the Contract. The MVA may increase, decrease, or have no effect on the amount withdrawn to satisfy the withdrawal Request. If the MVA increases the proceeds payable upon withdrawal and the Withdrawal Charge applies, the amount of the Withdrawal Charge would be higher as a result of the MVA. In extreme circumstances, the maximum percentage amount of potential loss resulting from an MVA decrease can be 90%.

The Company's obligations under the Contract are subject to its financial strength and claims-paying ability.

Additional information about certain investment products, including registered index-linked annuities, has been prepared by the Securities and Exchange Commission's staff and is available at Investor.gov

The Protective Life Insurance Company's obligations under the Contract are subject to its financial strength and claims-paying ability.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SPECIAL TERMS	3
UPDATED INFORMATION ABOUT YOUR CONTRACT	6
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	6
APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT	11

SPECIAL TERMS

"We", "us", "our", "Empower", and "Company": refer to Empower Annuity Insurance Company of America. "You", "your" and "Owner" refer to the person(s) who has been issued a Contract.

Accumulation Period: The period of time between the Effective Date and the Payment Period, unless the Contract is terminated.

Administrative Office: Protective Life Insurance Company, P.O. Box 1854, Birmingham, Alabama 35201-1854 (for Written Notice sent by U.S. postal service) or Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).

Annuitant (Joint Annuitant): The natural person(s) upon whose life (or lives) determine the amount of Income Payments under the Contract.

Annuity Commencement Date: The date that Income Payments begin.

Buffer: The maximum negative Index Performance in a selected Reference Index that we absorb before applying a negative Strategy Credit. A Crediting Factor offering the same Buffer will be available each Contract Year during the Accumulation Period.

Business Day: Any day on which Protective Life is open for regular business and on which every Index used to determine any value under this Contract is compiled and published by its owner. A Business Day ends at 4 p.m. Eastern Time.

Cap: One of the Crediting Factors. The maximum percentage of positive Index Performance that we may use to determine the Strategy Credit. The Cap may change each Contract Year.

Code: The Internal Revenue Code of 1986, as amended, and all related laws and regulations which are in effect during the term of the Contract.

Contract: The individual single premium index-linked deferred annuity Contract described by this prospectus.

Contract Anniversary: Any twelve-month anniversary of the Effective Date of the Contract.

Contract Fee: An amount deducted from your Contract Value on the Strategy Term End Date. The Contract Fee is equal to the sum of the Strategy Fee(s).

Contract Value: At the end of each Business Day, the Contract Value is the sum of all the Strategy Values.

Contract Year: Any 12-month period beginning on the Effective Date or Contract Anniversary and ending on the day before the next Contract Anniversary.

Crediting Factors: The Cap and Floor or Buffer that you select, which we use to calculate the Strategy Credit for a Strategy.

Death Benefit: The amount we pay to the beneficiary if an Owner dies before the Annuity Commencement Date.

Effective Date: The date from which Contract Anniversaries are determined, as stated on your contract data page. The Contract is available for purchase on any Business Day.

Floor: The maximum negative Index Performance that we may use to determine the Strategy Credit. Crediting Factors offering the same Floors will be available each Contract Year during the Accumulation Period.

Free Annual Withdrawal Amount: The amount of Purchase Payment that may be withdrawn each Contract Year without being subject to the Market Value Adjustment and, if applicable, the Withdrawal Charge. The available free withdrawal amount is calculated for each withdrawal requested and is 10% of the remaining Purchase Payment.

Good Order ("good order"): A Request or transaction generally is considered in "Good Order" if we receive it in our Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A Request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the Request or transaction in writing (or, when permitted, by telephone or Internet as described in the Prospectus) along with all forms, information and supporting legal documentation we require to effect the instruction or transaction. The specific requirements for Good Order for particular transactions are discussed in the relevant section of the Prospectus.

Grantor: The natural person who is treated under Sections 671 through 679 of the Code as owning the assets of a Grantor Trust. Generally, the Grantor is the creator of the trust relationship and is responsible for any tax liability on trust assets. All Grantors must be natural persons.

Grantor Trust: A trust, the assets of which are treated under Sections 671 through 679 of the Code as being owned by the Grantor(s). We allow a Grantor Trust to be an Owner only if it either has a single Grantor who is a natural person, or two Grantors who are one another's Spouse as of the Effective Date. Generally, if a trust is a Grantor Trust, the Grantor is treated as the Owner of the trust assets, the trust is disregarded as a separate tax entity, and all income is taxed to the Grantor. If a Grantor Trust owns the Contract, the Grantor will be the Annuitant unless otherwise indicated in the application.

Gross Withdrawal: The amount of Contract Value withdrawn as a result of a Request for a partial withdrawal.

Income Payments: A series of payments made by us during the Payment Period which we guarantee as to dollar amount.

Index Performance: On any Business Day, the percentage change in the Index Value of the Reference Index of the selected Strategy as measured from the Strategy Term Start Date.

Index Value: The closing value of the Reference Index (Indices) as of the current Business Day.

Interest MVA Term: A six (6) year period that begins on the Contract Effective Date during which the formula used to calculate the Strategy Interest MVA Factor is fixed. The Interest MVA Term renews every six (6) years for the life of the Contract. The Strategy Interest MVA Factor may result in an adjustment to a Gross Withdrawal on any day, including a Strategy Term End Date, except an Interest MVA Term End Date.

Interest MVA Term End Date: The last day of the Interest MVA Term.

Interest MVA Term Start Date: The first day of the Interest MVA Term. On the Contract issue date, the Interest MVA Term Start Date is the Effective Date. At the end of the initial MVA Term, the Contract will renew into a new Interest MVA Term of the same length. The Interest MVA Term Start Date of the renewal Interest MVA Term is the Interest MVA Term End Date of the prior Interest MVA Term.

Investment Option: A Strategy to which you may allocate your Purchase Payment or transfer Contract Value under this Contract.

Market Value Adjustment ("MVA"): An adjustment that we will apply to a Gross Withdrawal, in excess of the Free Annual Withdrawal Amount, during the Accumulation Period. The MVA helps offset our costs and risks of selling fixed income securities and derivative instruments purchased to support the guarantees under your Contract. The MVA may be positive, negative or zero. This means that the MVA may increase, decrease, or not change the amount payable to you upon surrender or partial withdrawal.

The MVA is comprised of two components, the Strategy Interest MVA Factor and the Strategy Index MVA Factor. The Strategy Index MVA Factor may result in an adjustment on any date except a Strategy Term End Date when it will equal zero. In contrast, the Strategy Interest MVA Factor may result in an adjustment to a Gross Withdrawal on any day, including a Strategy Term End Date, except the Strategy Interest Term End Date, which occurs once every six years. The Strategy Interest MVA Factor will apply to any Gross Withdrawal throughout the Interest MVA Term except on the Strategy Interest Term End Date.

Non-Grantor Trust: A trust in which the grantor has relinquished control over trust assets and in which trust assets do not form a part of the grantor's estate. A Non-Grantor Trust must be issued a Tax Identification Number in order to qualify as Owner of the Contract.

Non-Qualified Contract: A Contract that is not qualified for special tax treatment under sections of the Code.

Owner (Joint Owners): The person(s) or entity designated on the Effective Date and named in the Contract who may exercise all rights granted by the Contract, subject to the rights of any irrevocable Beneficiary (also referred to as "you" or "your"). The Owner must be either a natural person, an IRA custodian or trustee, a Grantor Trust, or a Non-Grantor Trust. If the Owner is a Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Grantor(s). If the Owner is a Non-Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Annuitant, and where there are Joint Annuitants, shall pertain to the older Joint Annuitant.

Payment Period: The phase of the Contract when Income Payments begin.

Premium Tax: The amount of tax, if any, charged by the state or municipality.

Purchase Payment: The amount paid to us under the Contract as consideration for the benefits it provides. The Purchase Payment is equal to the amount of single premium paid or Contract Value exchanged for the Contract and subsequently reduced by the Gross Withdrawal of any partial withdrawal, including any Free Annual Withdrawal Amount and required minimum distributions (RMDs).

Qualified Contract: A Contract issued in connection with retirement plans that receive favorable tax treatment, such as under Sections 408 or 408A of the Code.

Reference Index (Indices): One (or more) of the third-party securities indices available to you under your Contract.

Request: A notice or request submitted in writing in Good Order that we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service.

Strategy(ies): The combination of a selected Reference Index and a Crediting Factor to which you may allocate your Contract Value.

Strategy Credit: The amount credited on each Contract Anniversary and at time of partial withdrawal, surrender, death and annuitization.

Strategy Fee: The pro rata amount of the Contract Fee applied to a Strategy on the Strategy Term End Date. A portion of the Strategy Fee will be assessed on a partial withdrawal, surrender, annuitization and upon the death of the Owner that occurs before the Strategy Term End Date.

Strategy Index MVA Factor: The factor used, in combination with the Strategy Interest MVA Factor, to calculate the Strategy MVA.

Strategy Interest MVA Factor: The factor used, in combination with the Strategy Index MVA Factor, to calculate the Strategy MVA.

Strategy MVA: The MVA calculated for each Strategy, when a Gross Withdrawal in excess of the Free Annual Withdrawal Amount is taken from the Contract. The sum of the Strategy MVA(s) is equal to the MVA.

Strategy Value: On any Business Day, the total value of all the Owner's interests in a particular Strategy, prior to any MVAs and Withdrawal Charges

Strategy Term (Term): A 12-month period beginning on the Strategy Term Start Date and ending when the Strategy Credit is applied on the Strategy Term End Date.

Strategy Term End Date: The last day of the Strategy Term.

Strategy Term Start Date: The first day of the Strategy Term. The first Strategy Term Start Date is the Contract Effective Date. Thereafter, the Contract will renew into a new Strategy Term of the same length, and the Strategy Term Start Date is the Strategy Term End Date of the prior Strategy Term.

Withdrawal Charge (may also be referred to as a "surrender charge"): The charge we assess when you surrender the Contract or make a partial withdrawal of Strategy Value during the first six (6) Contract Years.

Withdrawal Charge Percentage: The percentage used to calculate the Withdrawal Charge.

UPDATED INFORMATION ABOUT YOUR CONTRACT

The information in this section of the Updating Summary Prospectus is a summary of certain Contract features that have changed since the last Prospectus provided to you. This may not reflect all of the changes that have occurred since you entered into your Contract. There have been no changes to your Contract in the last year.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

Fees, Expenses, and Adjustments
Are There Charges or Adjustments for Early Withdrawals?	Yes. If you surrender or make a partial withdrawal from your Contract during the first six (6) Contract Years and before the Annuity Commencement Date, you will be assessed a Withdrawal Charge of up to 7% on the amount of the withdrawal minus the Free Annual Withdrawal Amount. The Withdrawal Charge starts at 7% and declines to 0% after six (6) years.
For example, assume you purchased a Contract with a Purchase Payment of $100,000 and surrender the Contract during the first Contract Year. Your Free Annual Withdrawal Amount is $10,000 (10% x $100,000) and is not subject to a Withdrawal Charge. You will be assessed a Withdrawal Charge of up to $6,300 (7% x $90,000) on the remaining amount of your surrender Request. This would be greater if there is a negative MVA, taxes, or tax penalties.
For additional information about charges for surrenders and early withdrawals, see CHARGES AND ADJUSTMENTS — Withdrawal Charge in the Prospectus.
If all or a portion of Contract Value, in excess of the Free Annual Withdrawal Amount, is removed from a Strategy or from the Contract before the expiration of a Strategy Term, we will apply an MVA which may be negative. In extreme circumstances, you could lose up to 90% of your investment due to the MVA.
For example, if you allocated $100,000 to a Strategy with a 1-year Term and later withdraw the entire amount before the 1-year has ended, you could lose up to $90,000 or more of your investment (Free Annual Withdrawal Amount included). This loss will be greater if you also have to pay a Withdrawal Charge, taxes, and tax penalties.
An MVA may apply if you take a withdrawal in excess of the Free Annual Withdrawal Amount or surrender the Contract before you annuitize the Contract.
For additional information about an MVA, see CHARGES AND ADJUSTMENTS — Market Value Adjustment in the Prospectus.
Are there Transaction Charges?	No. There are no other transaction charges.
Are There Ongoing Fees and Expenses?	Yes. The table below describes the fees and expenses that you may pay each year, depending on the Investment Options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have selected.
There is an implicit ongoing fee on Index-Linked Options to the extent that an investor's participation in Index gains is limited by us through the use of a Cap. This means that your returns may be lower than the Index Performance. In return for accepting this limit on Index gains, you will receive some protection from Index losses, and this implicit ongoing fee is not reflected in the tables below.

Fees, Expenses, and Adjustments
Annual Fee	Maximum	Minimum
Contract Fee(1)	1.20%	1.20%

(1) The Contract Fee is an annualized percentage of the total value in the Strategies on each Contract Anniversary.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. These estimates assume that you do not take any withdrawals from the Contract, which could add surrender charges and negative Contract Adjustments that substantially increase costs.
Lowest Annual Cost: $1,174	Highest Annual Cost: $1,174
Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive combination of Portfolio fees and expenses • No sales charges • No additional Purchase Payments, transfers or withdrawals	Assumes: • Investment of $100,000 • 5% annual appreciation • Most expensive combination of Portfolio fees and expenses • No sales charges • No additional Purchase Payments, transfers, or withdrawals
For additional information about annual charges, see FEE TABLE and CHARGES AND ADJUSTMENTS.
Risks
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including loss of principal. If there is poor performance, the maximum amount of percentage loss you could lose is 0% to 10% of your investment in an index option with a Floor during a Term, taking into account the Floor protection, and you could lose 90% of you investment in an index option with a Buffer during a Term, taking into account the Buffer protection.
We guarantee the Floors and Buffer available at the time you purchased your Contract and include: (i) 0% Floor, (ii) a -10% Floor, and (iii) a Buffer of -10% will be available for each Reference Index, including any substituted Reference Index, for the life of your Contract.
For additional information about the risk of loss, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT in the Prospectus.

Risks
Is this a Short-Term Investment?	No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Although you are permitted to take withdrawals or surrender the Contract, Withdrawal Charges and federal and state income taxes and tax penalties may apply.
Withdrawal Charges may apply for up to six (6) years following your Purchase Payment. Withdrawals will reduce your Contract Value and Death Benefit.
Amounts removed from a Strategy or from the Contract before the end of a Strategy Term may also result in negative Contract adjustment and loss of positive Index Performance.
Contract Value allocated to a Strategy at the end of a Strategy Term, will be reallocated for a new Strategy Term based on the instructions we have on file, unless we are provided new reallocation instructions before the start of a new Strategy Term.
The benefits of tax deferral also mean the Contract is less beneficial to investors with a short time horizon.
For additional information about the investment profile of the Contract, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT, CHARGES AND ADJUSTMENTS, FEDERAL TAX MATTERS, and TAXATION OF ANNUITIES IN GENERAL in the Prospectus.
What Are the Risks Associated with Investment Options?	An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Strategies available under the Contract.
Each Strategy has its own unique risks.
You should review the available Strategies and consult with your financial professional before making an investment decision.
The Cap Rate will limit positive Index returns (e.g. limit to upside returns). The Cap is the maximum amount of positive index interest that we will credit. This may result in you earning less than the Index return. Here is an example. For a Strategy with a Cap of 5%, if the Index Performance was 10% at the end of the Strategy Term, we will credit interest of 5% (equal to the Cap since the Index Performance is greater than the Cap).
The Floor or Buffer will limit negative Index Returns (e.g. limited protection in the case of market declines). Here are a few examples. For a Strategy with a -10% Floor, if the Index Performance was -25% at the end of the Term, we will credit -10% (even though the Index Performance loss exceeded that rate). For a Strategy with a -10% Buffer, if the Index Performance was -25% at the end of the Term, we will credit -15% (the Index Performance percentage that exceeds the Buffer rate) which means your Contract Value will decrease by 15%.
Currently, we offer several Strategies that calculate performance based on the S&P 500® Price Return Index ("S&P 500 Index"), the MSCI EAFE Price Return Index ("MSCI EAFE Index"), the Russell 2000® Price Return Index ("Russell 200 Index"), and the NASDAQ-100® Price Return Index ("NASDAQ-100 Index"). The Indexes are price return indexes, not total return indexes, and therefore do not reflect dividends paid on the securities comprising the Reference Index and therefore the Index Performance under the Contract does not reflect the full investment performance of those securities.
For additional information about the risks associated with Investment Options, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT in the Prospectus.

Risks
What Are the Risks Related to the Insurance Company?	An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Strategies), guarantees, or benefits under the Contract are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon Request at no charge by calling us at 1-877-723-8723 or writing us at the address shown on the cover page.
For additional information about Company risks, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT and THE COMPANY AND INVESTMENT OPTIONS in the Prospectus.
Restrictions
Are There Restrictions on the Investment Options?	Yes. We offer several index-linked investment options (each a Strategy). You may not transfer all or part of the value of an existing Strategy, during its Strategy Term, to any other Strategy.
We reserve the right to add, remove, or substitute a particular Reference Index upon, or prior to, renewal. You will receive prior notification.
In addition, for an existing Strategy the Cap may be different for a new Term but will be subject to any contractual minimum guarantees.
For additional information about investment options, see THE COMPANY AND INVESTMENT OPTIONS — Index-Linked Options in the Prospectus.
Are There any Restrictions on Contract Benefits?	No.
Taxes
What Are the Contract's Tax Implications?	You should consult with a qualified tax advisor regarding the federal tax implications of an investment in, payments received under, and other transactions in connection with this Contract.
If you purchase the Contract through a tax-qualified plan or individual retirement arrangement (IRA), you do not get any additional tax deferral. Generally, all earnings on the investments underlying the Contract are tax-deferred until distributed or deemed distributed. A distribution from a non-Qualified Contract, which includes a surrender, withdrawal, payment of a Death Benefit, or annuity Income Payments, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% additional tax may also apply if the Owner takes a withdrawal before age 59 1/2. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends.
For additional information about tax implications, see FEDERAL TAX MATTERS and TAXATION OF ANNUITIES IN GENERAL in the Prospectus.

Conflicts of Interest
How Are Investment Professionals Compensated?	We pay compensation, in the form of commissions, non-cash compensation, and asset-based compensation, to broker-dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to the broker-dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The prospect of receiving, or the receipt of, asset-based compensation may provide broker-dealers and/or their registered representatives with an incentive to recommend initial or continued investment in the Contracts over other variable insurance products (or other investments). You may wish to take such compensation arrangements into account when considering and evaluating any recommendation relating to the Contracts.
For additional information about compensation, see DISTRIBUTION OF THE CONTRACTS in the Prospectus.
Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the contract you already own. You should only exchange your current contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.
For additional information about exchanges, see TAXATION OF ANNUITIES IN GENERAL — Exchanges of Annuity Contracts in the Prospectus.

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Strategies currently available under the Contract. We may change the features of the Strategies listed below (including the Index and the current limits on Index gains and losses), offer new Strategies, and terminate existing Strategies. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://Protective.onlineprospectus.net/Protective/ccs/?ctype=custom_1. You can find information about the features of the Index-Linked Options in THE COMPANY AND INVESTMENT OPTIONS — Index Linked Options section and information about Contract adjustments in the CHARGES AND ADJUSTMENTS section.

Note: If amounts are removed from a Strategy before the end of its Term, we may apply a Market Value Adjustment. This may result in a significant reduction on your Contract Value that could exceed any protection from Index loss that would be in place if you held the option under the end of the Term.

Index	Type of Index	Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Strategy)
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	0% Floor	1.5% Cap Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	0% Floor	1.5% Cap Rate
Russell 2000 Price Return Index*	This is a market index comprised of equity securities of small-cap U.S. companies.	1-Year	point-to-point	0% Floor	1.5% Cap Rate
NASDAQ-100 Price Return Index*	This is a market index comprised of securities of the 100 largest domestic and international non-financial companies.	1-Year	point-to-point	0% Floor	1.5% Cap Rate
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	-10% Floor	1.5% Cap Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	-10% Floor	1.5% Cap Rate

Index	Type of Index	Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Term)		Minimum Limit on Index Gain (for the life of the Strategy)
Russell 2000 Price Return Index*	This is a market index comprised of equity securities of small-cap U.S. companies.	1-Year	point-to-point	-10	% Floor	1.5	% Cap Rate
NASDAQ-100 Price Return Index*	This is a market index comprised of securities of the 100 largest domestic and international non-financial companies.	1-Year	point-to-point	-10	% Floor	1.5	% Cap Rate
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	-10	% Buffer	1.5	% Cap Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	-10	% Buffer	1.5	% Cap Rate
Russell 2000 Price Return Index*	This is a market index comprised of equity securities of small-cap U.S. companies.	1-Year	point-to-point	-10	% Buffer	1.5	% Cap Rate
NASDAQ-100 Price Return Index*	This is a market index comprised of securities of the 100 largest domestic and international non-financial companies.	1-Year	point-to-point	-10	% Buffer	1.5	% Cap Rate

*  The Indexes are price return indexes, not total return indexes, and therefore do not reflect dividends paid on the securities composing the Index. In addition, Index performance under the Contract does not reflect full investment performance of those securities.

We guarantee the Floors and Buffer available at the time you purchased your Contract and include: (i) 0% Floor, (ii) a Floor of -10%, and (iii) a Buffer of -10% will be available for each Reference Index, including any substituted Reference Index, for the life of your Contract.

The Cap's lowest limit on positive Index gains that may be established is 1.5%. We will never offer a Strategy with a Cap below 1.5%. We will never offer a Strategy with a Cap below 1.5%.

This Updating Summary Prospectus incorporates by reference the Great-West Capital Choice Select Contract's Prospectus and Statement of Additional Information (SAI), both dated May 1, 2026, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the Prospectus.

EDGAR Contract Identifier: C000272192